UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2006

Technology Solutions Company
(Exact name of Registrant as specified in its charter)
Incorporated in the State of Delaware
Commission File Number 0-19433
Employer Identification No. 36-3584201
205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 16, 2006 Technology Solutions Company (the “Company”) issued a press release relating to its financial results for the fourth quarter ended December 31, 2005. The press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operations and Financial Condition).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY
Date: February 16, 2006	By:	/s/ SANDOR GROSZ
Sandor Grosz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated February 16, 2006, titled Technology Solutions Company Announces 2005 Fourth Quarter Financial Results.